SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

Madero, Inc.
(Name of Registrant As Specified In Charter)

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Madero, Inc.
143 Rowayton Ave
Darien CT 06853

INFORMATION STATEMENT

This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C there under (the “Information Statement”) will be mailed on or about __________, 2009 to the stockholders of record as of ______________, 2009 (the “Record Date”) of Madero, Inc., a Nevada corporation (the “Company”) in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of ______________, 2009.

The actions to be taken pursuant to the written consent shall be taken on or about __________, 2009, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND
NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY
MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

Leatham Stern
Chairman of the Board

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT
OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES
OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF
THE STOCKHOLDERS, DATED AS OF FEBRUARY 13, 2009

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following actions will be taken, pursuant to the written consent of stockholders holding a majority of the outstanding shares of common stock dated as of February 13, 2009, in lieu of a special meeting of the stockholders. Such action will be taken on or about ______________, 2009:

1.	The articles of incorporation of the Company, (the “Articles of Incorporation”), will be amended to change the Company's name from “Madero, Inc.” to “GetFugu, Inc.”;

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.  The Board of Directors of the Company has unanimously approved the above actions.

By Order of the Board of Directors,

Leatham Stern
Chairman of the Board

MADERO, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS OWNING A MAJORITY
OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY

YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS INFORMATION STATEMENT OR DELIVERED WITH THIS INFORMATION STATEMENT.

Name Change
The amendment to the Articles of Incorporation of Madero, Inc., a Nevada corporation (which we refer to as “the Company,” “we,” “us” or “our”) provides for a change of the Company’s name to GetFugu, Inc.

See “NAME CHANGE”.

Recommendations of the Board of Directors and Written Consent of the Majority of the Company’s Stockholders
Our Board of Directors unanimously approved the Amendment to the Company’s Articles of Incorporation, a copy of which is attached as Appendix “A” (the “Amendment”).  The members of the Board of Directors unanimously believe that the Amendment is fair to, and in the best interests of, our stockholders.  The Amendment was also approved by a majority of the holders of our common stock by written consent as of February 13, 2009.

General Information

This Information Statement is being furnished to the stockholders of Madero, Inc., a Nevada corporation (which we refer to in this Information Statement as “the Company,” “we,” “us” or “our”), to advise them of the corporate action described herein, which has been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.  This action is being taken in accordance with the requirements of the Nevada General Corporation Law (“NGCL”).

Our executive offices are located at 143 Rowayton Ave, Darien, Connecticut 06853, and our telephone number is (203) 354-6510.  This Information Statement will first be mailed to stockholders on or about ___________, 2009 and is being furnished for informational purposes only.

Our Board of Directors has determined that the close of business on ________, 2009 was the record date (“Record Date”) for the stockholders entitled to notice about the action authorizing an amendment to our Articles of Incorporation, as previously amended (the “Articles of Incorporation”) to change the Company’s name (the “Action”).

On February 13, 2009, stockholders who own of record 52,421,695 shares of the Company’s common stock, representing approximately 51.3% of the outstanding shares of the Company’s common stock, executed and delivered to us a written consent authorizing and approving the Action.

Accordingly, as the Action has been approved by a majority of our outstanding voting securities entitled to vote thereon, no vote or further action of our stockholders is required to approve the Actions.  You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of our stockholders. However, under federal law, the Action will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.  Stockholders do not have any dissenter or appraisal rights in connection with the Action.

On February 13, 2009 our Board of Directors approved the Actions and authorized our officers to deliver this Information Statement.

Interest of Persons in Matters to be Acted Upon

Except as discussed in this Information Statement, no director or officer of the Company at any time since the beginning of the last fiscal year, or principal stockholder, has a substantial or material interest in the favorable outcome of the Actions.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 500,000,000 shares of common stock (“Common Stock”), of which 102,089,988 shares were issued and outstanding as of the Record Date. Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated February 13, 2009; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on ___________.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information, as of ___________, 2009, concerning shares of common stock of the Company, the only class of its securities that are issued and outstanding, held by (1) each stockholder known by the Company to own beneficially more than five percent of the common stock, (2) each director of the Company, (3) each executive officer of the Company, and (4) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (2)
Richard Jenkins(3)	5,000,000	4.9%
Jason Irwin (4)	3,000,000	2.9%
Leatham Stern (5)	5,000,000	4.9%
Mark Lapresle (6)	0	0
Ivan Kozhuharov (7)	3,000,000	2.9%
Carl Freer	22,495,032	22%
All officers and Directors as a group (5 persons)	16,000,000	15.7%

(1)
Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.  Percentages of less than one percent have been omitted from the table.

(2)	Calculated on the basis of 8,320,000 shares of Common Stock outstanding.
(3)	Mr. Jenkins is our former President, Chief Executive Officer, Chief Financial Officer, and Secretary.
(4)	Mr. Irwin became President, Chief Executive Officer, Chief Financial Officer, Secretary and a member of the Registrant’s Board of directors on January 30, 2009.
(5)	Mr. Stern became the Chairman of the Board of Directors of the Registrant on January 30, 2009.
(6)	Mr. Lapresle became a member of the Board of Directors of the Registrant on January 30, 2009.
(7)	Mr. Kozhuharov became Chief Technology Officer of the Registrant on January 30, 2009.

NAME CHANGE

The Company is presently exploring different business avenues to pursue.  The board of directors is considering changing its focus to mobile marketing and believes the change of name considered herein will place the Company in a more advantageous position.  Notwithstanding the foregoing, the Company has not entered into any agreements to pursue this line of business and there is no guarantee that the Company will ever enter into any such agreements and pursue this line of business.  If in fact the Company does enter into any agreements or does pursue this line of business there is no guarantee that the Company will be profitable or successful in such venture.  Accordingly, our Board of Directors believes it is in our best interests and the best interests of our stockholders to change the name of the Company.

Although we from time to time review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any transaction to date that would result in an issuance of shares of our common stock.  However, upon the increase in authorized shares of our common stock being effective, we may begin to review transactions that may result in an issuance of shares of our common stock (in addition to MPI).

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

On February 13, 2009, our Board of Directors authorized the change of the Company’s name to GetFugu, Inc.  As of February 13, 2009 the amendment to our Articles of Incorporation to reflect these actions was approved by written consent of holders representing approximately 51.3% of the outstanding shares of our common stock. As such, no vote or further action of the stockholders of the Company is required to approve the amendment of our Articles of Incorporation to change the Company’s name.  You are hereby being provided with notice of the approval of the amendment to our Articles of Incorporation, by less than unanimous written consent of our stockholders. A form of the approved Certificate of Amendment to the Articles of Incorporation is attached to this Information Statement as Appendix “A”.

We intend to file the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

By Order of the Board of Directors,

Leatham Stern
Chairman of the Board

APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

* * * * * *

IT IS HEREBY CERTIFIED THAT:

1. The name of the corporation is Madero, Inc. (hereinafter called the “Corporation”).

2. The Articles of Incorporation of the Corporation have been amended as follows:

(i)	Striking out Article “FIRST” thereof and by substituting in lieu of said Article the following new Article:

“FIRST. The name of the corporation (hereinafter called the “Corporation”) is GetFugu, Inc.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: _______________.

4.  Effective date of filing (optional): _____________________________________________________.
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (Required):
    _______________________________.
          Leatham Stern, Chairman

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by its duly authorized officer this ___ day of ______ 2009.

By:___________________________ Name: Jason Irwin Title: President